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                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE

Contacts:

At Cambridge Heart                           At Consulting for Strategic Growth
Robert Palardy, ext. 231                     Stanley Wunderlich
781-271-1200                                 (800) 625-2236
www.cambridgeheart.com                       cfsg@consultant.com


                   CAMBRIDGE HEART RECEIVES NOTICE FROM NASDAQ

                    COMPANY EVALUATING STRATEGIC ALTERNATIVES

BEDFORD, MA--AUGUST 23, 2002 -- Cambridge Heart, Inc. (NASDAQ:CAMH) today announced that it has received A notice from Nasdaq indicating that the Company fails to comply with the $1.00 per share minimum bid price requirement for continued inclusion in the National Market System The company has been provided with 90 calendar days, or until November 18, 2002, to regain compliance. Compliance with the rules generally requires that the closing bid price of the Company's common stock equals at least $1.00 per share for a minimum of 10 consecutive trading days.

The Company is also eligible to apply to transfer the listing of its common stock to the Nasdaq Small Cap Market. If the Company chooses to make application to this market, and is successful in its application, then Company will be afforded an additional 90-day grace period, or until February 18, 2003, to regain compliance. The Company may also be eligible for an additional 180-day grace period, or until August 14, 2003, if it meets the initial listing requirements for the Small Cap Market.

David A. Chazanovitz, President and CEO commented, "We have been tracking this situation closely and are aware of the issues. As such we have been reviewing our strategic alternatives and are finalizing the selection of an investment bank to assist us in this process. We anticipate completion of this effort within the next few weeks."

ABOUT CAMBRIDGE HEART, INC.

Cambridge Heart is engaged in the research, development and commercialization of products for the non-invasive diagnosis of cardiac disease. Using innovative technologies, the company is addressing such key problems in cardiac diagnosis as the identification of those at risk of sudden cardiac arrest. The Company's products incorporate its proprietary technology, Microvolt T-Wave Alternans, and are the only diagnostic tools cleared by the U.S. Food and Drug Administration to non-invasively measure microvolt levels of T-wave alternans. The Company, founded in 1992, is based in Bedford, Massachusetts and is traded on the NASDAQ/NMS under the symbol CAMH. Cambridge Heart can be found on the World Wide Web at www.cambridgeheart.com.

STATEMENTS CONTAINED IN THIS PRESS RELEASE ABOUT ANTICIPATED REVENUE GROWTH, AND ALL OTHER STATEMENTS THAT ARE NOT PURELY HISTORICAL, ARE FORWARD-LOOKING STATEMENTS FOR PURPOSES OF THE SAFE HARBOR PROVISIONS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. IN SOME CASES, WE USE WORDS SUCH AS "BELIEVES", "EXPECTS", "ANTICIPATES", "PLANS", "ESTIMATES" AND SIMILAR EXPRESSIONS THAT CONVEY UNCERTAINTY OF FUTURE EVENTS OR OUTCOMES TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INDICATED BY THESE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE FAILURE TO OBTAIN FUNDING NECESSARY TO DEVELOP OR ENHANCE OUR TECHNOLOGY, ADVERSE RESULTS IN FUTURE CLINICAL STUDIES OF OUR TECHNOLOGY, FAILURE TO OBTAIN OR MAINTAIN PATENT PROTECTION FOR OUR TECHNOLOGY, FAILURE TO OBTAIN OR MAINTAIN ADEQUATE LEVELS OF THIRD-PARTY REIMBURSEMENT FOR USE OF OUR PRODUCTS AND OTHER FACTORS IDENTIFIED IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K UNDER "FACTORS WHICH MAY AFFECT FUTURE RESULTS", WHICH IS ON FILE WITH THE SEC. IN ADDITION, ANY FORWARD-LOOKING STATEMENTS REPRESENT OUR ESTIMATES ONLY AS OF TODAY AND SHOULD NOT BE RELIED UPON AS REPRESENTING OUR ESTIMATES AS OF ANY SUBSEQUENT DATE. WHILE WE MAY ELECT TO UPDATE FORWARD-LOOKING STATEMENTS AT SOME POINT IN THE FUTURE, WE SPECIFICALLY DISCLAIM ANY OBLIGATION TO DO SO, EVEN IF OUR ESTIMATES CHANGE.